Exhibit 99.1 Page | 1 COMMERCIAL VEHICLE GROUP, INC.

Patrick Miller President & CEO Tim Trenary Chief Financial Officer & Treasurer Kirk Feiler COMMERCIAL VEHICLE GROUP, INC. VP Corporate Development & Investor Q2 2019 Earnings Conference Call Relations August 9, 2019

Forward Looking Statements This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as “believe”, “anticipate”, “plan”, “expect”, “intend”, “will”, “should”, “could”, “would”, “project”, “continue”, “likely”, and similar expressions. In particular, this press release may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, including Class 8 and Class 5-7 North America truck build rates and performance of the global construction equipment business, expected cost savings, the Company’s initiatives to address customer needs, organic growth, the Company’s plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the medium- and heavy-duty truck markets, construction, agriculture, aftermarket, military, bus and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the Company’s ability to recognize synergies from the reorganization of the segments; (vii) the Company’s failure to successfully manage any divestitures; (viii) the impact of changes in governmental regulations on the Company's customers or on its business; (ix) the loss of business from a major customer, a collection of smaller customers or the discontinuation of particular commercial vehicle platforms; (x) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (xi) the Company’s ability to comply with the financial covenants in its debt facilities; (xii) fluctuation in interest rates relating to the Company’s debt facilities; (xiii) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives and address rising labor and material costs; (xiv) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xv) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xvi) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xvii) changes to domestic manufacturing initiatives; and (xviii) implementation of tax or other changes, by the United States or other international jurisdictions, related to products manufactured in one or more jurisdictions where the Company does business; and (xix) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2018. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements. Page | 3 COMMERCIAL VEHICLE GROUP, INC.

Q2 2019 Highlights • Revenue of $243M, up 4% vs. Q2 2018 • +14% North American MD/HD Truck revenues • -10% OEM Construction Equipment, primarily Asia Pacific • Foreign currency - $3.5M negative impact (reflected in changes above) • Operating income of $17M, down 18% vs. Q2 2018 • Mexico Border Minimum Wage • Adverse impact of troubled supplier • Costs associated with establishing additional manufacturing capacity • Strategic investments in business and corporate development • Cost control and recovery actions to reduce impact on 2H • Electrical Systems segment revenue up 6%, operating income down 12% • Global Seating segment revenue up 3%, operating income up 7% Page | 4 COMMERCIAL VEHICLE GROUP, INC.

End Market Outlook - North America Heavy-Duty Truck (Class 8) Build (000’s) Medium-Duty Truck (Class 5-7) Build (000’s) 342 322 272 268 271 249 256 240 2017 2018 2019E 2020E 2017 2018 2019E 2020E Source: April 2019 ACT Research Report • Class 8 builds expected to be robust in 2019 • Class 5-7 builds expected to remain steady for the foreseeable future • Class 8 backlog ~195,000 units Continued strength projected for 2019 NA Truck Market Page | 5 COMMERCIAL VEHICLE GROUP, INC.

Secular Growth Themes Drive Investment Target high-growth, less cyclicalcyclical adjacent markets markets Trends driving Grow core wire harness proliferation of Deliver differentiated and trim products with electrical solutions new customers components; autonomous, Extend harness portfolio electrification, Strengthen geographical into power, electronic and connectivity and presence safety controls BuildStrengthen on wire geographic harness or trim productpresence categories Accelerate growth and shareholder value Page | 6 COMMERCIAL VEHICLE GROUP, INC.

Finance Update COMMERCIAL VEHICLE GROUP, INC.

Q2 2019 Financial Update $M except per share data Q2 2019 Q2 2018 Qtr Change Revenue 243.2 233.4 4% Gross Profit 33.8 35.6 (5%) Gross Margin 13.9% 15.3% SGA 16.2 14.3 (13%) Operating Income 17.2 20.9 (18%) Operating Margin 7.1% 9.0% Diluted Earnings Per Share 0.23 0.43 (47%) • Revenue up 4% • Continued strength in North American MD/HD truck market • Partially offset by lower revenues from Asia Pacific construction equipment revenues • Foreign currency translation adversely impacted Q2 2019 revenues by $3.5 million • Operating margin down 190 bps • Mexico Border Minimum Wage • Adverse impact of a troubled supplier on material costs and operating efficiencies • Facilitation costs to add manufacturing capacity • Strategic investments in business and corporate development Page | 8 COMMERCIAL VEHICLE GROUP, INC.

Electrical Systems Segment Results Qtr Electrical Systems 2Q 2019 Sales ($M) Q2 2019 Q2 2018 Change Revenue 141.9 134.6 6% Gross Profit 19.1 21.3 (10%) 20% Truck OEMs Construction OEMs Gross Margin 13.5% 15.8% 9% 54% Aftermarket / OE Service SG&A 3.7 3.8 (3%) 17% Other Operating Income 15.3 17.4 (12%) Operating Margin 10.8% 12.9% • Electrical Systems revenue increased 6% driven by strength in end markets • Foreign currency translation adversely impacted Q2 2019 revenue by $1.1 million • Decrease in operating income: • Border Minimum Wage - $0.7 million • Adverse impact of troubled supplier - $1.2 million • Manufacturing capacity additions - $1.0 million Page | 9 COMMERCIAL VEHICLE GROUP, INC.

Global Seating Segment Sales Qtr Global Seating 2Q 2019 Sales ($M) Q2 2019 Q2 2018 Change Revenue 105.3 102.2 3% 12% Truck OEMs Gross Profit 14.7 14.5 1% Construction OEMs 20% Gross Margin 14.0% 14.2% 49% Aftermarket / OE Service SG&A 5.2 5.5 6% 19% Other Operating Income 9.4 8.8 7% Operating Margin 8.9% 8.6% • Global Seating revenue increased 3% driven by strength in North America MD/HD truck, partially offset by softening in Asia Pacific Construction Equipment market • Foreign currency translation adversely impacted Q2 2019 revenue by $2.4 million • Operating income benefitted from increased sales and lower SG&A, partially offset by material and other inflationary pressures Page | 10 COMMERCIAL VEHICLE GROUP, INC.

Capital Structure ($M) 6/30/2019 6/30/2018 Cash 60.5 44.6 ABL Availability 63.4 63.3 Total Liquidity 123.9 107.9 Debt 162.1 170.6 TTM EBITDA 79.5 76.2 Gross Leverage 2.0x 2.2x Net Leverage 1.3x 1.7x • No borrowings on asset-based line of credit in first half of 2019 • Net Leverage of 1.3x well below target range of 2-3x See appendix for reconciliation of GAAP to Non-GAAP financial measures Page | 11 COMMERCIAL VEHICLE GROUP, INC.

Appendix COMMERCIAL VEHICLE GROUP, INC.

Use of Non-GAAP Measures This presentation contains financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”). In general, the non-GAAP measures exclude items that (i) management believes reflect the Company’s multi-year corporate activities; or (ii) relate to activities or actions that may have occurred over multiple or in prior periods without predictable trends. Management uses these non-GAAP financial measures internally to evaluate the Company’s performance, engage in financial and operational planning and to determine incentive compensation. Management provides these non-GAAP financial measures to investors as supplemental metrics to assist readers in assessing the effects of items and events on the Company’s financial and operating results and in comparing the Company’s performance to that of its competitors and to comparable reporting periods. The non-GAAP financial measures used by the Company may be calculated differently from, and therefore may not be comparable to, similarly titled measures used by other companies. The non-GAAP financial measures disclosed by the Company should not be considered a substitute for, or superior to, financial measures calculated in accordance with GAAP. The financial results calculated in accordance with GAAP and reconciliations to those financial statements set forth above should be carefully evaluated. Page | 13 COMMERCIAL VEHICLE GROUP, INC.

Reconciliation of GAAP to Non-GAAP Financial Measures (thousands) Page | 14 COMMERCIAL VEHICLE GROUP, INC.